UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2005
BANCTRUST FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Alabama	0-15423	63-0909434
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification Number)

100 St. Joseph Street, Mobile, Alabama	36602
(Address of principal executive offices)	(Zip Code)

(251) 431-7800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On April 22, 2005, BancTrust Financial Group, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2005. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in the Form 8-K and the Exhibit attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Exhibits

(c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

99.1 Press Release issued by the Registrant on April 22, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on it on its behalf by the undersigned, thereunto duly authorized.

BANCTRUST FINANCIAL GROUP, INC.
DATE: April 27, 2005	By: /s/F. Michael Johnson
F. Michael Johnson
Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description of Exhibit
99.1	Press Release issued by the Registrant on April 22, 2005.